                                                              Exhibit (a)(1)(ii)

                              THE FIRST YEARS INC.

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
            (INCLUDING THE ASSOCIATED COMMON STOCK PURCHASE RIGHTS)
                                       OF

                              THE FIRST YEARS INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED NOVEMBER 21, 2001

THIS OFFER AND YOUR RIGHT TO WITHDRAW YOUR SHARES WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON THURSDAY, DECEMBER 20, 2001, UNLESS THE OFFER IS EXTENDED. WE MAY EXTEND THE OFFER PERIOD AT ANY TIME.

                        The depositary for the offer is:

                         EQUISERVE TRUST COMPANY, N.A.

By Mail:                       By Overnight Delivery:          By Hand Delivery:
EquiServe Trust Company, N.A.  EquiServe Trust Company, N.A.   Securities Transfer & Reporting
Attn: Corporate Actions        Attn: Corporate Actions         Services, Inc.
P.O. Box 43025                 40 Campanelli Drive             c/o EquiServe Trust Company, N.A.
Providence, RI 02940           Braintree, MA 02184             100 Williams Street, Galleria
                                                               New York, NY 10038

THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN ONE OF THOSE SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO THE FIRST YEARS INC., A.G. EDWARDS & SONS, INC., THE DEALER MANAGER OF THE TENDER OFFER, OR D.F. KING & CO., INC., THE INFORMATION AGENT OF THE TENDER OFFER, WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S) (PLEASE FILL
                       IN, IF BLANK,                                               SHARES TENDERED
   EXACTLY AS NAME(S) APPEAR(S) ON SHARE CERTIFICATE(S))                  (ATTACH SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL NUMBER OF        NUMBER OF
                                                              SHARE CERTIFICATE  SHARES EVIDENCED BY       SHARES
                                                                NUMBER(S)(1)      CERTIFICATE(S)(1)    TENDERED(1)(2)
                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

                                                             ------------------------------------------------------

(ATTACH ADDITIONAL SIGNED LIST IF NECESSARY. SEE INSTRUCTION
  3)
                                                             ------------------------------------------------------
                        TOTAL SHARES
------------------------------------------------------------------------------------------------------------------------
Indicate in this box the order (by certificate number) in which shares are to be purchased in event of proration (attach additional signed list if necessary): (1)(3)
1st:                           2nd:                           3rd                           4th:
------------------------------------------------------------------------------------------------------------------------

(1) Need not be completed if shares are delivered by book-entry transfer.

(2) If you desire to tender fewer than all shares evidenced by any certificates listed above, please indicate in this column the number of shares you wish to tender. Otherwise, all shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

(3) If you do not designate an order, in the event less than all shares tendered are purchased due to proration, shares will be selected for purchase by the depositary. See Instruction 9.

WHEN THIS LETTER OF TRANSMITTAL SHOULD BE USED:

     You should complete this Letter of Transmittal only if:

     - you are including with this letter certificates representing the shares that you are tendering (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery you have previously sent to the depositary), or

     - you are concurrently tendering shares by book-entry transfer to the account maintained by the depositary at The Depository Trust Company (the "book-entry transfer facility") pursuant to Section 3 of the Offer to Purchase and you are not (1) using an agent's message (as defined in Instruction 2) or (2) providing the acknowledgement required by the automated tender offer program.

     If you want to tender your shares into the offer but (1) your certificates are not immediately available, (2) you cannot deliver the certificates and all other documents required by this Letter of Transmittal to the depositary before the offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your shares if you comply with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

                ADDITIONAL INFORMATION IF SHARES HAVE BEEN LOST,
               ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER OR ARE
      BEING DELIVERED PURSUANT TO A PREVIOUS NOTICE OF GUARANTEED DELIVERY

[ ] Check here if any certificate evidencing the shares you are tendering with this Letter of Transmittal has been lost, stolen, destroyed or mutilated. If so, you must complete an Affidavit of Loss and return it with your Letter of Transmittal. You may be required to post a bond to secure against the risk that the certificates may be recirculated. Please call EquiServe Trust Company, N.A., as the transfer agent for the shares, at 1-800-426-5523 to get an Affidavit of Loss, for further instructions and for a determination as to whether you will need to post a bond. See Instruction 14.

[ ] Check here if tendered shares are being delivered by book-entry transfer made to an account maintained by the depositary with the book-entry transfer facility and complete the following (only financial institutions that are participants in the system of any book-entry transfer facility may deliver shares by book-entry transfer):

    Name of Tendering Institution:
    ----------------------------------------------------------------------------

    Account Number:
    ----------------------------------------------------------------------------

    Transaction Code Number:
    ----------------------------------------------------------------------------

[ ] Check here if tendered shares are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the depositary and complete the following:

    Name(s) of Registered Owner(s):

--------------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
    ------------------------------------------------------------

    Name of Institution which Guaranteed Delivery:
    -----------------------------------------------------------------

    Account Number:
    ----------------------------------------------------------------------------

                        PRICE AT WHICH YOU ARE TENDERING
                              (SEE INSTRUCTION 5)

You must check one box and only one box if you want to tender your shares. If more than one box is checked or if no box is checked, your shares will not be properly tendered.

SHARES TENDERED AT A PRICE DETERMINED BY YOU:

By checking one of the following boxes below instead of the box under "Shares tendered at a price determined pursuant to the offer," you are tendering shares at the price checked. This action could result in none of your shares being purchased if the purchase price selected by The First Years for the shares is less than the price checked below. If you want to tender portions of your shares at more than one price, you must complete a separate Letter of Transmittal for each price at which you tender shares. The same shares cannot be tendered at more than one price.

        PRICE (IN DOLLARS) PER SHARE AT WHICH SHARES ARE BEING TENDERED

[ ] $10.65      [ ] $11.65
[ ] $10.90      [ ] $11.90
[ ] $11.15      [ ] $12.15
[ ] $11.40      [ ] $12.40
                [ ] $12.65

                                       OR

SHARES TENDERED AT A PRICE DETERMINED PURSUANT TO THE OFFER:

[ ] By checking this one box instead of one of the price boxes above, you are tendering shares and are willing to accept the purchase price selected by The First Years in accordance with the terms of the offer. This action will maximize the chance of having The First Years purchase your shares (subject to the possibility of proration). Note this action could result in your receiving a price per share as low as $10.65.

                                    ODD LOTS
                              (SEE INSTRUCTION 8)

Complete this section only if you own, or are tendering on behalf of a person who owns, beneficially or of record, an aggregate of fewer than 100 shares and are tendering all shares.

You either (check one box):

[ ] are the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

[ ]  are a broker, dealer, commercial bank, trust company, or other nominee that
     (a) is tendering for the beneficial owner(s), shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares.

--------------------------------------------------------------------------------

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 15)

 You may condition your tender of shares on The First Years purchasing a specified minimum number of your tendered shares, all as described in Section 5 of the Offer to Purchase. Unless the minimum number of shares you indicate below is purchased by The First Years in the offer, none of the shares you tendered will be purchased. It is your responsibility to calculate the minimum number of shares that must be purchased if any are purchased, and you are urged to consult your own tax advisor before completing this section. Unless this box has been checked and a minimum number of shares specified, your tender will be deemed unconditional.

 [ ]  The minimum number of shares that must be purchased, if any are
 purchased, is:                 shares.

 If because of proration, the minimum number of shares that you designated above will not be purchased, The First Years may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and checked this box:

 [ ]  The tendered shares represent all shares held by me.
--------------------------------------------------------------------------------

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 6, 7 AND 10)
   Complete this box only if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price to be issued in the name of someone other than you, or if you want shares that you delivered by book-entry transfer to be returned by credit to an account at the book-entry transfer facility other than the one designated earlier.

   Issue:  [ ] Check
           [ ] Certificate(s)

                                      to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

   ------------------------------------------------------------
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

   [ ] Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

          ------------------------------------------------------------
                                ACCOUNT NUMBER:

          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 6, 7 AND 10)

   Complete this box only if you want certificate(s) for shares not tendered or not purchased and/or any check for the purchase price to be mailed or sent to someone other than you or to you at an address other than that designated earlier.

   Mail:  [ ] Check
           [ ] Certificate(s)

                                      to:

   Name:
   ----------------------------------------------------
                                    (PLEASE PRINT)

   Address:
   --------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)
          ------------------------------------------------------------

     The First Years has no obligation, pursuant to the "Special Payment Instructions," to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if The First Years does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

 NOTE: SIGNATURES MUST BE PROVIDED ON PAGE 7 IF YOU WANT TO TENDER YOUR SHARES.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

To EquiServe Trust Company, N.A.:

     The undersigned hereby tenders to The First Years Inc., a Massachusetts corporation, the above-described shares of The First Years' common stock, $0.10 par value per share, at the price per share indicated in this Letter of Transmittal, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 21, 2001, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended or supplemented from time to time, together constitute the offer. After November 30, 2001, all shares tendered and purchased will include the associated common stock purchase rights issued pursuant to the Common Stock Rights Agreement, dated as of November 19, 2001, between The First Years and EquiServe Trust Company, N.A., as rights agent, and, unless the context otherwise requires, all references to shares include the associated common stock purchase rights.

     Subject to, and effective upon, acceptance for payment of the shares tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of, The First Years all right, title and interest in and to all shares tendered and orders the registration of all shares if tendered by book-entry transfer and irrevocably constitutes and appoints the depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares with full knowledge that the depositary also acts as the agent of The First Years, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

          1. deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the book-entry transfer facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of The First Years upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to the shares;

          2. present certificates for the shares for cancellation and transfer on The First Years' books; and

          3. receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

     The undersigned covenants, represents and warrants to The First Years that:

          1. the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent accepted for payment, The First Years will acquire good, marketable and unencumbered title to the tendered shares, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

          2. the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions to this Letter of Transmittal will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (a) the undersigned has a "net long position," within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, in the shares or equivalent securities at least equal to the shares being tendered, and (b) the tender of shares complies with Rule 14e-4;

          3. the undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or The First Years to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered; and

          4. the undersigned has read, understands and agrees to all of the terms of the offer.

     The undersigned understands that The First Years' acceptance of shares tendered pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions to this Letter of Transmittal will constitute a binding agreement between the undersigned and The First Years upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will The First Years pay interest on the purchase price, including without limitation, by reason of any delay in making payment.

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates evidencing shares tendered. The certificate numbers, the number of shares evidenced by the certificates, the number of shares that the undersigned wishes to tender, and the price at which the shares are being tendered should be set forth in the appropriate boxes above.

     The undersigned understands that The First Years will determine a single per share price, not greater than $12.65 nor less than $10.65, that it will pay for shares properly tendered, taking into account the number of shares tendered and the prices specified by tendering shareholders. The First Years will select the lowest purchase price that will allow it to buy 900,000 shares or, if a lesser number of shares are properly tendered, all shares that are properly tendered and not properly withdrawn. All shares acquired in the offer will be acquired at the same purchase price. All shares properly tendered at prices equal to or below the purchase price and not properly withdrawn will be purchased, subject to the conditions of the offer and the "odd lot" priority, proration and conditional tender provisions described in the Offer to Purchase. Shares tendered at prices in excess of the purchase price that is selected by The First Years and shares not purchased because of proration or conditional tenders will be returned without expense to the shareholder.

     The undersigned recognizes that under the circumstances set forth in the Offer to Purchase, The First Years may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may accept for payment fewer than all of the shares tendered. The undersigned understands that certificate(s) for any shares not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated in the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above. The undersigned acknowledges that The First Years has no obligation, pursuant to the "Special Payment Instructions" box, to transfer any certificate for shares from the name of its registered holder(s), or to order the registration or transfer of any shares tendered by book-entry transfer, if The First Years does not purchase any of the shares represented by such certificate or tendered by such book-entry transfer.

     The check for the aggregate net purchase price for the shares tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated in the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above.

     All authority conferred or agreed to be conferred by this Letter of Transmittal will survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

                                   IMPORTANT

                             SHAREHOLDERS SIGN HERE
         (PLEASE COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9.)

(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for shares or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF OWNER(S))
Dated:
                         200
------------------------,   ---

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (full title):
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone Number:
                                       -----------------------------------------
Tax Identification or Social Security Number:
                                             -----------------------------------
                                            (SEE SUBSTITUTE FORM W-9)

              GUARANTEE OF SIGNATURE(S) (SEE INSTRUCTIONS 1 AND 6)

Authorized Signature:
--------------------------------------------------------------------------------
Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Title:
--------------------------------------------------------------------------------
Name of Firm:
--------------------------------------------------------------------------------
Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)
Area Code and Telephone Number:
--------------------------------------------------------------------------------
Dated:
                          200
------------------------,    ---

--------------------------------------------------------------------------------------------------------------------------------
                                            PAYER: EQUISERVE TRUST COMPANY, N.A.
--------------------------------------------------------------------------------------------------------------------------------
  SUBSTITUTE                   PART I--TAXPAYER IDENTIFICATION
  FORMW-9                      NUMBER-FOR ALL ACCOUNTS, ENTER
                               TAXPAYER IDENTIFICATION NUMBER IN THE                      ------------------------------
 Department of                 BOX AT RIGHT AND CERTIFY BY SIGNING                            Social Security Number
  the Treasury                 AND DATING BELOW.                                                        OR
  Internal Revenue             Note: If the account is in more than one name, see the     ------------------------------
  Service                      chart in the enclosed Guidelines to determine which            Employer Identification
                               number to give the payer.                                              Number
                             -------------------------------------------------------------------------------------------------
                              PART II--For payees exempt from backup withholding, please write "EXEMPT" here (see the enclosed Guidelines):
                               ------------------------------------------------------------------------------
                             -------------------------------------------------------------------------------------------------
  PAYER'S REQUEST              PART III--Certification--UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The number shown on
  FOR TAXPAYER                 this form is my correct Taxpayer Identification Number (or I am waiting for a number to be
  IDENTIFICATION NUMBER        issued to me), (2) I am not subject to backup withholding because: (a) I am exempt from
  (TIN)                        backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                               "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. Resident Alien).
                             -------------------------------------------------------------------------------------------------
                               Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. (Also, see instructions in the enclosed
                               Guidelines.)

                               Signature: ---------------------------------------------------------------
                               Date:--------------------------------, 200-----
--------------------------------------------------------------------------------------------------------------------------------

NOTE: Failure to complete and return this form may result in backup withholding of 30.5% of any payments made to you pursuant to the offer. Please review the enclosed Guidelines for certification of Taxpayer Identification Number on Substitute Form W-9 for additional details. You must complete the following certificate if you are awaiting (or will soon apply for) a Taxpayer Identification Number.

-----------------------------------------------------------------------------------------------------------------
                             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and that I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal
 Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part III of the Substitute
 Form W-9 above (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number),
 if I do not provide a Taxpayer Identification Number to the depositary within sixty (60) days, the depositary is required to withhold 30.5% of all cash payments made to me thereafter until I provide a number.

   Signature:
     -----------------------------------------------             Date:------------------------------, 200 ---

   Name (Please Print):
   --------------------------------------------------------------------------------------------------------------
   Address (Please Print):
   --------------------------------------------------------------------------------------------------------------
 ----------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER.

     1. GUARANTEE OF SIGNATURES. Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this Letter of Transmittal guaranteed by an eligible guarantor institution. No signature guarantee is required if either:

     - this Letter of Transmittal is signed by the registered holder(s) of the shares tendered (which, for these purposes, includes any participant in the book-entry transfer facility whose name appears on a security position listing as the owner of the shares) exactly as the name of the registered holder(s) appears on the certificate(s) for the shares and payment and delivery are to be made directly to the holder, unless the holder has completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

     - the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended.

     In all other cases, including if you have completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, an eligible guarantor institution must guarantee all signatures on this Letter of Transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents also may need to be guaranteed. See Instruction 6.

     2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. For your shares to be properly tendered, either (1) or (2) below must happen:

          (1) The depositary must receive all of the following at its address on the front page of this Letter of Transmittal before or on the date the tender offer expires:

             - either (a) the certificates for the shares or (b) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2; and

             - one of (a) properly completed and executed Letter of Transmittal or a manually executed facsimile of it, including any required signature guarantees, (b) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer or (c) a specific acknowledgement in the case of a tender through the "automated tender offer program" described in this Instruction 2; and

             - any other documents required by this Letter of Transmittal.

          (2) You must comply with the guaranteed delivery procedure set forth below.

     Book-Entry Delivery. Any institution that is a participant in the book-entry transfer facility's system may make book-entry delivery of the shares by causing the book-entry transfer facility to transfer shares into the depositary's account in accordance with the book-entry transfer facility's procedures for transfer. Delivery of this Letter of Transmittal or any other required documents to the book-entry transfer facility does not constitute delivery to the depositary.

     Agent's Message. The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary, which states that the book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that The First Years may enforce such agreement against them.

     Automated Tender Offer Program. Participants in the book-entry transfer facility may also tender their shares in accordance with the automated tender offer program to the extent it is available to them for the shares they wish to tender. A shareholder tendering through the automated tender offer program must expressly acknowledge that the shareholder has received and agrees to be bound by this Letter of Transmittal and that we may enforce such agreement against him, her or it.

     Guaranteed Delivery. If you want to tender your shares but your share certificate(s) are not immediately available or cannot be delivered to the depositary before the offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the depositary before the offer expires, your shares may still be tendered, if all of the following conditions are satisfied:

     - the tender is made by or through an eligible guarantor institution;

     - the depositary receives by hand, mail, overnight courier or facsimile transmission, before the expiration date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal, specifying the price at which shares are being tendered, including (where required) a signature guarantee by an eligible guarantor institution in the form set forth in the Notice of Guaranteed Delivery; and

     - all of the following are received by the depositary within three Nasdaq National Market trading days after the date of receipt by the depositary of the Notice of Guaranteed Delivery:

          - either (a) the certificates for the shares or (b) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2; and

          - one of (a) a properly completed and executed Letter of Transmittal or a manually executed facsimile of it, including any required signature guarantees, (b) an "agent's message" of the type described in this Instruction 2 in the case of a book-entry transfer or (c) a specific acknowledgement in the case of a tender through the "automated tender offer program" described in this Instruction 2; and

          - any other documents required by this Letter of Transmittal.

     THE METHOD OF DELIVERING ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT YOUR ELECTION AND RISK. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Except as specifically permitted by Section 5 of the Offer to Purchase, The First Years will not accept any alternative, conditional or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering shareholders, by execution of this Letter of Transmittal or a manually signed facsimile of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their tender.

     3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND UNPURCHASED SHARES. (This paragraph does not apply to shareholders who tender by book-entry transfer.) If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the expiration date.

     Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the depositary will be deemed to have been tendered.

     If any tendered shares are not purchased or are properly withdrawn, or if less than all shares evidenced by a shareholder's certificates are tendered, certificates for unpurchased shares will be returned as soon as practicable after the expiration or termination of the tender offer or the proper withdrawal of the shares, as applicable. In the case of shares tendered by book-entry transfer at the book-entry transfer facility, the shares will be credited to the appropriate account maintained by the tendering shareholder at the book-entry transfer facility. In each case, shares will be returned or credited without expense to the shareholder.

     5. INDICATION OF PRICE AT WHICH SHARES ARE BEING TENDERED. If you want to tender your shares you must properly complete the pricing section of this Letter of Transmittal, which is called "Price at Which You Are Tendering". You must check one box in this Section. If more than one box is checked or no box is checked, your shares will not be properly tendered. If you want to tender portions of your shares at more than one price, you must complete a separate Letter of

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

Transmittal for each price at which you tender shares. However, the same shares cannot be tendered at more than one price, unless previously and properly withdrawn as provided in Section 6 of the Offer to Purchase.

     6.  SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS.

     Exact Signature. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

     Joint Holders. If the shares tendered are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

     Different Names on Certificates. If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed facsimiles) as there are different registrations of certificates.

     Endorsements. When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, no endorsements of certificates representing the shares or separate stock powers are required unless payment is to be made or the certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an eligible institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates listed, or if payment is to be made or certificates for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appears on the certificates, and the signatures on the certificates or stock powers must be guaranteed by an eligible institution. See Instruction 1.

     Signatures of Fiduciaries. If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing and must submit proper evidence satisfactory to The First Years of his or her authority to so act.

     7. STOCK TRANSFER TAXES. Except as provided in this Instruction 7, no stock transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. The First Years will pay any stock transfer taxes payable on the transfer to it of shares purchased pursuant to the offer. If, however,
(a) payment of the purchase price for shares tendered and accepted for purchase is to be made to any person other than the registered holder(s); (b) shares not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or (c) certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the depositary will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

     8. ODD LOTS. If The First Years is to purchase fewer than all shares properly tendered and not properly withdrawn, the shares purchased first will consist of all shares properly tendered by any shareholder who owns, beneficially or of record, an aggregate of fewer than 100 shares and who tenders all of the holder's shares at or below the purchase price. This preference will not be available unless the section captioned "Odd Lots" is completed.

     9. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, shareholders can specify in the "Description of Shares Tendered" box of this Letter of Transmittal the order in which specified portions of their shares will be purchased if, as a result of the proration provisions or otherwise, some but not all of the tendered shares are purchased in the tender offer. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Sections 1, 3 and 7 of the Offer to Purchase.

     10. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions"

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

on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

     11. IRREGULARITIES. All questions as to the number of shares to be accepted, the price to be paid for shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by The First Years in its sole discretion and that determination will be final and binding on all parties. The First Years reserves the absolute right to reject any or all tenders of any shares that it determines are not in proper form or the acceptance for payment of or payment for which it determines may be unlawful. The First Years also reserves the absolute right to waive any of the conditions of the tender offer or any defect or irregularity in any tender with respect to any particular shares or any particular shareholder, and The First Years' interpretation of the terms of the tender offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to have been properly made until all defects or irregularities have been cured by the tendering shareholder or waived by The First Years. Unless waived, any defects and irregularities in connection with tenders must be cured within the time period, if any, The First Years determines. Neither The First Years, nor any of the depositary, the information agent, the dealer manager or any other person will be under any duty to give notification of any defects or irregularities in any tender or incur any liability for failure to give any such notification.

     12.  QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL
COPIES. Questions and requests for additional copies of the Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the information agent at the telephone number and address set forth on the back page of the Offer to Purchase and set forth below.

     13. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that a shareholder whose tendered shares are accepted for purchase, or the shareholder's assignee (in either case, the "payee"), provide the depositary with the payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a payee who is an individual, is the payee's social security number. If the depositary is not provided with the correct TIN or an adequate basis for an exemption, the payee may be subject to penalties imposed by the IRS and backup withholding in an amount equal to 30.5% of the gross proceeds received pursuant to the offer. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each payee must provide the payee's correct TIN by completing the Substitute Form W-9 set forth in this Letter of Transmittal, certifying that the TIN provided is correct (or that the payee is awaiting a TIN), the payee is a U.S. person (including a U.S. Resident Alien) and that the payee is not subject to backup withholding because:

     - the payee is exempt from backup withholding;

     - the payee has not been notified by the IRS that the payee is subject to backup withholding as a result of a failure to report all interest or dividends; or

     - the IRS has notified the payee that the payee is no longer subject to backup withholding.

     If the payee lacks a TIN, the payee should:

     - consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for instructions on applying for a TIN;

     - write "Applied For" in the space provided in Part 1 of the Substitute Form W-9; and

     - sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document.

If the payee does not provide the payee's TIN to the depositary within sixty
(60) days, backup withholding will begin and continue until the payee furnishes the payee's TIN to the depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the payee has already applied for a TIN or that the payee intends to apply for one in the near future.

     If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 guidelines for information on which TIN to report.

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

     Exempt payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the enclosed W-9 guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit a completed Form W-8 Certificate of Foreign Status or a Substitute Form W-8, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the depositary.

     NON-UNITED STATES HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE APPLICATION OF UNITED STATES FEDERAL INCOME TAX WITHHOLDING, INCLUDING ELIGIBILITY FOR A WITHHOLDING TAX REDUCTION OR EXEMPTION, AND THE REFUND PROCEDURE.

     14. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If your certificate for part or all of your shares has been lost, stolen, misplaced or destroyed, you should contact EquiServe Trust Company, N.A., the transfer agent for our shares, at 1-800-426-5523 for instructions as to obtaining an Affidavit of Loss. The Affidavit of Loss will then be required to be submitted together with this Letter of Transmittal in order to receive payment for shares that are tendered and accepted for payment. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact EquiServe Trust Company, N.A. immediately in order to receive further instructions, to permit timely processing of this documentation and for a determination as to whether you will need to post a bond.

     15. CONDITIONAL TENDERS. As described in Section 5 of the Offer to Purchase, you may tender shares subject to the condition that all or a specified minimum number of your shares tendered pursuant to this Letter of Transmittal or a Notice of Guaranteed Delivery must be purchased if any shares tendered are purchased.

     If you wish to make a conditional tender you must indicate this in the box captioned "Conditional Tender" in this Letter of Transmittal or, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal or the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of shares that must be purchased if any are to be purchased.

     As discussed in Section 5 of the Offer to Purchase, proration may affect whether The First Years accepts conditional tenders and may result in shares tendered pursuant to a conditional tender being deemed withdrawn if the minimum number of shares would not be purchased. If, because of proration, the minimum number of shares that you designate will not be purchased, The First Years may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and check the box so indicating. Upon selection by lot, if any, The First Years will limit its purchase in each case to the designated minimum number of shares.

     All tendered shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

     The conditional tender alternative is made available so that a shareholder may seek to structure the purchase of shares pursuant to the offer in such a manner that the purchase will be treated as a sale of such shares by the shareholder, rather than the payment of a dividend to the shareholder, for federal income tax purposes. If you are an odd lot holder and you tender all of your shares, you cannot conditionally tender, since your shares will not be subject to proration. It is the tendering shareholder's responsibility to calculate the minimum number of shares that must be purchased from the

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

shareholder in order for the shareholder to qualify for sale rather than dividend treatment. Each shareholder is urged to consult his or her own tax advisor.

              The information agent for The First Years' offer is:

                             D.F. KING & CO., INC.
                          77 Water Street, 20th Floor
                               New York, NY 10005
                    Bankers and Brokers call: (212) 269-5550
                        All Others call: (800) 431-9642

               The dealer manager for The First Years' offer is:

                           A.G. EDWARDS & SONS, INC.
                              One North Jefferson
                              St. Louis, MO 63103
                                 (314) 955-4316

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